Exhibit 21 - List of Subsidiaries

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SUBSIDIARY                                                               INCORPORATION

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
PIA Merchandising Co., Inc.                                              California
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Pacific Indoor Display Co.                                               California
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Pivotal Sales Company                                                    California
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SPAR Acquisition, Inc.                                                   Nevada
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SPAR Incentive Marketing, Inc.                                           Delaware
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SPAR Trademarks, Inc.                                                    Nevada
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SPAR Marketing, Inc. (f/k/a SPAR Acquisition, Inc.)                      Delaware
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SPAR Performance Group, Inc.                                             Delaware
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SPAR Marketing Force, Inc.                                               Nevada
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SPAR Marketing, Inc.                                                     Nevada
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SPAR, Inc. (f/k/a SPAR/Burgoyne Information Services, Inc.)              Nevada
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SPAR/Burgoyne Retail Services, Inc. (f/k/a SPAR Retail
Information, Inc.)                                                       Ohio
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SPAR/PIA Retail Services, Inc.                                           Nevada
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Retail Resources, Inc.                                                   Nevada
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Pivotal Field Services, Inc.                                             Nevada
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